1 INVESTOR PRESENTATION MARCH 2015

2 STRATEGIC AREAS OF FOCUS • Peer-leading operating cost control • Above-average resident retention • Above-average property operating results over cycle • Diversified across markets and price points to reduce volatility in revenue • Disciplined capital recycling to upgrade portfolio • Peer-leading growth in average revenue per apartment home • Redevelopment as a core business activity • Robust pipeline of redevelopment opportunities within existing portfolio • Occasional development when warranted by risk-adjusted returns • Quantity of leverage in line with peers and declining • Quality of leverage superior to peers • Growing unencumbered pool adding financial flexibility • Working toward investment grade rating • Focus on ownership and operation of apartment communities • Adding value through operational excellence and redevelopment • High level of transparency, high quality of earnings, limited non-recurring income • Living our values, fostering a culture of success and working collaboratively every day to achieve our goals PROPERTY OPERATIONS PORTFOLIO MANAGEMENT REDEVELOPMENT & DEVELOPMENT BALANCE SHEET BUSINESS & CULTURE

AIMCO VALUE CREATION

Aimco's business plan provides for significant value creation

- Aimco's shares trade at an 10% discount to the apartment peer weighted average* while NAV continues to grow.

Property Operations

Aimco's 2015 projected Same Store NOI growth of 4.75% is 32 basis points ahead of apartment peer average. NOI growth creates ~$3.00 of NAV per share.

Redevelopment

Annual investment of $200-$300M, at value creation averaging ~35% of investment, adds ~$0.50 of NAV per share annually.

Balance Sheet

Each year, Aimco funds from retained earnings ~$80M of property debt amortization, adding $0.50 to NAV per share.

- Qualitative factors create opportunity for multiple expansion.

Portfolio Management
• Portfolio quality, as measured by average revenue per unit, increasing at a rate significantly higher than peers.
• Free cash flow margins increasing at a rate of 2% per year for the last ten years.
• Increasing exposure to low cap rate Coastal California markets from 30% to 33%.

Balance Sheet
• Working toward investment grade rating.

* Source: SNL Financial. Measure is calculated by SNL based on closing share price and consensus NAV estimates as of February 27, 2015. Aimco believes consensus NAV estimates for the company are understated and the discount to its peers is greater than that reported by SNL Financial.

3

4 Cumulative Growth 7.5% 17.8% 16.2% 1.8% 95 100 105 110 115 120 2007 2008 2009 2010 2011 2012 2013 2014 2015E Same Store Expense Growth 2008 - 2015E Aimco Peer Avg CPI Aimco COE High customer service, lower turnover philosophy  Greater NOI contribution: Renewal lease rate increases are generally higher than new lease rate increases; renewals avoid costs associated with higher vacancy, refurbishment and marketing.  More predictable operating results: Renewal lease rate increases are less volatile; operating costs more predictable.  Focus on efficient operations: Over the past seven years, the compound annual growth rate for Aimco’s property operating expenses before taxes, insurance, and utilities (“COE”) is zero. In 2014, property operating expenses before taxes, insurance, and utilities were up approximately 80bps. PROPERTY OPERATIONS (1) For Aimco and peers, results include all property operating costs, which is comprised of COE, taxes, insurance and utilities. Peer group consists of AvalonBay, Camden, Equity Residential, Essex, Home Properties, MAA, Post Properties and UDR. Data Source: SNL Financial. (2) Controllable Property Operating Expenses (“COE”) represent property operating expenses before taxes, insurance and utilities. (3) February numbers are as of 2/27/2015. (2) (1) (1) 4. 9% 5. 0% 5. 6% 4. 9% 5. 2% 4. 2% 5. 4% 1. 0% 4. 7% 6. 4% 0. 9% 3. 7% 0. 2% 1. 2% 2. 8% 4. 9% 6. 0% 2. 9% 4. 5% 2. 1% 3. 2% 1Q 2014 2Q 2014 3Q 2014 4Q 2014 2014 Jan-15 Feb-15 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% 7.0% Same Store Rental Rates Renewal Rent Increases New Lease Rent Increases Weighted Average (3)

5 Strong operating performance PROPERTY OPERATIONS (1) Source: SNL Financial. Peer group consists of AvalonBay, Camden, Equity Residential, Essex, Home Properties, MAA, Post Properties and UDR. (2) Source: Company reports. Individual market peers vary based on geographic exposure.  From 2006 through 2014, the compound annual growth rate for Aimco’s property NOI of 3.9% is consistent with the public apartment REIT average.(1)  At the market level, Aimco’s operating results are above-average across price points and quality.  Approximately 67% of Aimco’s NOI is earned in markets where Aimco competes with at least two other public apartment REITs.  In 2013 and 2014, Aimco was number one or two in NOI growth in more than two-thirds of these nine common markets.(2) Aimco Asset Quality % Aimco NOI Revenue NOI Revenue NOI Washington - NoVA - MD C+ 17% 2 of 7 4 of 7 3 of 7 1 of 7 Los Angeles A 13% 1 of 7 3 of 7 1 of 6 1 of 6 Miami A 10% 1 of 3 1 of 3 1 of 3 1 of 3 Boston C+ 10% 5 of 5 3 of 5 3 of 5 3 of 5 San Diego B 6% 5 of 7 6 of 7 2 of 5 1 of 5 Orange County B 3% 1 of 7 1 of 7 2 of 6 1 of 6 San Francisco B 3% 1 of 6 1 of 6 2 of 5 2 of 5 Suburban New York - New Jersey C+ 3% 3 of 4 2 of 4 2 of 4 2 of 4 Atlanta A 2% 3 of 3 2 of 3 4 of 4 4 of 4 Y2014Y2013 Aimco Ranking vs Peers

6 Portfolio strategy seeks revenue growth with lower volatility PORTFOLIO MANAGEMENT  Geographic diversification reduces concentration risk. • Invest in large, liquid markets with elements of asynchronicity in real estate cycles. • Allocate 95% of our total investment to 12 to 15 target markets. • Submarket and micro-market growth and income characteristics are critical to investment selection.  Price point diversification reduces exposure to competitive new supply. • Customers assess quality on a relative basis, that is rent for a specific community compared to the local average. • New supply is typically delivered at the highest price points in a market, and so is most impactful to A quality assets. • In the real estate cycle of any market, building occurs until it is no longer profitable. • The diversification of a portfolio of A, B and C+ quality assets provides some insulation from overbuilding of new supply.  Continuously upgrade portfolio through capital recycling. • Move to higher average price point: Communities at higher price points attract customers with better prospects; absolute price point impacts resident quality more than relative price point (i.e., A, B, C quality); focused on balancing resident quality and volatility of higher price points. • Sell Affordable properties and lowest rated Conventional properties: Lower average revenues per apartment home; lower NOI margins; located in submarkets with lower projected revenue growth. • Invest in redevelopment, property upgrades and acquisitions: Higher average revenues per apartment home; higher NOI margins; higher projected revenue growth. • Capital Replacement and property management expense: Relatively consistent across price points on a per apartment home basis; higher rent properties have significantly higher FCF margins.

PORTFOLIO MANAGEMENT

Maintaining diversification while moving to higher average price point

Geographic Diversification (% Conv NOI)


Coastal California (30%)
Mid Atlantic (27%)
Northeast (15%)
Midwest (10%, 70% Chicago)
Southeast Florida (9%)
Sunbelt (9%)

- Los Angeles expected to outperform in 2015, helping to offset slower Mid Atlantic.
- Allocation to Coastal California increasing to ~33% in coming years as redevelopments come online.
- Avoid concentration risk by maintaining allocation to Midwest, Sunbelt and Southeast Florida.

Price Point Diversification (% Conv GAV)


A Quality (44%)
B/B+ Quality (36%)
C+ Quality (18%)
Avg Rents ~$1,360
C Quality (2%)

- Target allocation: ~45% A; ~45% B; ~10% high-rent C.
- Capital recycling combined with market rent growth increase average revenue per apartment home > $100/year for the next several years
- Revenue per apartment home averaged ~$1,670 at the end of 2014, expected to increase to ~$1,800 by the end of 2015.

Aimco defines asset quality as follows: "A" quality assets are those with rents greater than 125% of local market average; "B" quality assets are those with rents 90% to 125% of local market average; "C+" quality assets are those with rents less than 90% of local market average, but with rents greater than $1,100 per month; and "C" quality assets are those with rents less than 90% of local market average and with rents less than $1,100 per month. The chart above illustrates Aimco's Conventional Property portfolio quality based on 4Q 2014 data.

7

PORTFOLIO MANAGEMENT

Methodical approach to investment selection

- Portfolio strategy executed through leverage-neutral, tax-efficient paired trades when: the projected Free Cash Flow IRR of an investment is greater than the projected Free Cash Flow IRR of the property sold; and portfolio quality is enhanced.
- Selective investments are made in markets where our current allocations are below our target (for example, Manhattan) and/or where we seek to upgrade our locations within a market (for example, Boston).

2012 – 2014 Paired Trade Activity

Sell Lowest Rated Properties	
Property Sales	
Conventional properties	64
Conventional apartment homes	20,221
Affordable properties	73
Affordable apartment homes	6,938
Gross proceeds (Aimco share)	$1.7B
Net proceeds (Aimco share)	$0.9B
Avg revenue per apartment home	$892
Avg FCF IRR	6% - 7%

Reinvest in Higher-Rent Properties			
Property Upgrades		**Acquisitions**	
Investment	$135M	Properties acquired	13
Avg FCF IRR	> 15%	Apartment homes	1,930
		Gross real estate value	~$525M
Redevelopment		Avg revenue per apartment home	$1,620
Total multi-year net investment	~$755M	Avg FCF IRR	> 8%
Avg revenue per apartment home	~ $2,700		
Avg FCF IRR	> 8%	Partnership transactions	14
		Gross real estate value	~$220M
Development		Avg FCF IRR	> 10%
Total multi-year net investment	$190M		
Avg revenue per apartment home	$3,700		
Avg FCF IRR	> 9%		

8

PORTFOLIO MANAGEMENT

Significant portfolio upgrade achieved through paired trade activity

Conventional Portfolio Metrics	2011	2012	2013	2014	Cumulative Change
Number of Conventional communities	198	175	162	144	-27%
Number of Conventional apartment homes	62,834	55,879	50,486	43,348	-31%
Average revenue per Conventional apartment home	$1,262	$1,362	$1,469	$1,669	32%
% Conventional property NOI in target markets	86%	85%	88%	90%	5%
Asset quality (% Conventional property GAV) (1):					
A	30%	34%	38%	44%	47%
B	37%	35%	37%	36%	-3%
C+	21%	21%	18%	18%	-14%
C	12%	10%	7%	2%	-83%
NOI margin	63%	64%	65%	66%	5%
Free Cash Flow margin (2)	54%	56%	57%	60%	10%

(1) Aimco defines asset quality as follows: "A" quality assets are those with rents greater than 125% of local market average; "B" quality assets are those with rents 90% to 125% of local market average; "C+" quality assets are those with rents less than 90% of local market average, but with rents greater than $1,100 per month; and "C" quality assets are those with rents less than 90% of local market average and with rents less than $1,100 per month. The table above illustrates Aimco's Conventional portfolio quality based on market data for the fourth quarter of the year indicated.

(2) Assumes capital replacements of $1,200 per apartment home per year.

9

10 Peer-leading rate of increase in average revenues per apartment home PORTFOLIO MANAGEMENT * Peer group consists of AvalonBay, Camden, Equity Residential, Essex, Home Properties, MAA, Post Properties and UDR. Results based on average revenue per Same Store apartment home for the fourth quarter of each year presented. Data Sources: SNL Financial, REIS.  Over the last ten years, the compound annual growth rate for Aimco’s Same Store average revenue per apartment home is 28% higher than the peer average and nearly three times that of market rent growth. 100 120 140 160 180 200 220 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 Same Store Revenue per Apartment Home Growth 2004 - 2014 Aimco Peer Avg* REIS US-Top 50 MSAs 7.4% 2.7% 5.8%

11 4Q 2014 Acquisitions PORTFOLIO MANAGEMENT  Saybrook Pointe Apartment Homes was acquired for $118.4 million. This is a 324 apartment home community located in San Jose, California. Revenues per apartment home average $2,240, making this a "B" quality asset for Aimco. Aimco expects to add value through property upgrades and operational improvements.  Tremont Apartment Homes was acquired for $25 million. This is a 78 apartment home community with 14,000 square feet of retail space in the Buckhead neighborhood of Atlanta, Georgia. Revenues per apartment home average $2,280, making this an "A" quality asset for Aimco. Aimco expects to add value through operational improvements.  Eastpointe Apartment Homes was acquired for $18 million. This is a 140 apartment home community located in Boulder, Colorado. This low density community, built on more than seven acres in the mid-1970s, is located in a city with strong demand for housing and public policies that discourage new supply. It is across the street from a new community hospital complex and other major employment centers. Revenues per apartment home average $1,035, making this a "B" quality asset as presently operated. Aimco plans to redevelop this community.  Also in fourth quarter, Aimco acquired 2.4 acres in the heart of downtown La Jolla, California, adjoining and overlooking La Jolla Cove and the Pacific Ocean. The property is zoned for multi- family and mixed-use purposes and is currently occupied by three small commercial buildings and a limited-service hotel, which is managed for Aimco by a third party. Aimco plans to redevelop this property and considers its current use an income-producing “land bank.” Under Aimco's agreements with the sellers of this property, terms of the transactions are confidential.

REDEVELOPMENT

Redevelopment projects ~30% accretive


Seattle
2900 on First
($15M)
Bay Area
Pacific Bay Vistas
($120M)
Bay Area
Preserve at Marin
($125M)
Los Angeles Area
The Palazzo at Park La Brea
($15M)
Los Angeles Area
Lincoln Place
($365M)
San Diego/La Jolla
Ocean House on Prospect
($15M)
Philadelphia
Park Towne Place
($60M)
Philadelphia
The Sterling
($36M)
In process, started prior to 4Q 2014
Completed in last 12 months
Started in 3Q/4Q 2014

Dollar amounts represent Aimco's estimated net investment in these redevelopments. See additional details of redevelopments in progress in Aimco's 4Q 2014 Earnings Release and Supplemental Schedules, specifically Supplemental Schedule 10.

12

REDEVELOPMENT

Opportunities within existing portfolio support $200-$300M investment annually

2015 - 2017 Redevelopment Opportunities



Bay Area
707 Leahy
(110 Apartments)
Scotchollow
(418 Apartments)
Chicago
Yorktown Apartments
(364 Apartments)
Yorktown Apartments Expansion
(~100 Apartments)
Washington
Merrill House
(159 Apartments)
Philadelphia
The Sterling
(Expanded Scope)
Park Towne Place
(Expanded Scope)
Los Angeles
Palazzo East
(611 Apartments)
Villas at Park La Brea
(250 Apartments)
The Palazzo at Park La Brea
(Expanded Scope)
Orange County
3400 Avenue of the Arts
(Expanded Scope)
Miami
Yacht Club at Brickell
(357 Apartments)

Pipeline projects included in the above have not yet been approved by Aimco's Investment Committee. Approved redevelopment projects, scope and timing may differ materially from the above.

13

14 6.5x 7.0x 4.7x Peer Wt Avg AIV AIV Adj for Refunding Risk Quantity of leverage is in line with peers, and declining  We achieved our target for lower leverage two years ahead of plan.  Aimco’s Debt and Preferred Equity to EBITDA of 7.0x reflects outstanding balances at 12/31/2014, but overstates the refunding risk of our leverage.(1) With a lower AFFO payout ratio, Aimco’s level of retained earnings is among the highest of the apartment REITs. This high level of retained earnings funds the required amortization of our property debt.  Our property debt balances at maturity are almost $900 million lower than current balances as scheduled amortization is paid from retained earnings. BALANCE SHEET (1) Peer group consists of AvalonBay, Camden, Equity Residential, Essex, Home Properties, MAA, Post Properties and UDR. Peer weighted average computed by Aimco based on 12/31/2014 debt and preferred equity balances, less cash, cash equivalents and restricted cash, divided by last twelve months recurring EBITDA, all as reported by SNL Financial. Balances are adjusted to reflect company share of unconsolidated debt and NOI. For Aimco, leverage represents Aimco’s share of property debt, preferred equity and any balance on the revolving credit facility, reduced by Aimco’s share of cash, cash equivalents, restricted cash and investments in a securitization trust that holds Aimco property loans. Aimco’s results have been adjusted for its January stock offering. See further information in the 4Q 2014 Earnings Release. (2) Refunding Risk is lower than Total Leverage because property debt balances are reduced by scheduled amortization funded from retained earnings and because perpetual preferred equity is not subject to mandatory refunding. Property debt amortization, Perpetual Preferred Equity Total Leverage / LTM EBITDA(1) Refunding Risk (2)

15 20% 40% 60% 80% 100% Aimco Peer Wt Avg % Non-Recourse % Recourse 0% 5% 10% 15% 20% 25% 30% 35% 40% 2015 2015 - 2017 Aimco Peer Wt Avg Aimco’s balance sheet is the safest in the sector  Limit entity risk by avoiding recourse debt, of which Aimco has very little.  Reduce re-pricing risk by using fixed-rate loans and preferred stock.  Reduce refunding risk by laddering maturities of long-term, non-recourse, amortizing property loans with little or no near-term maturities and using perpetual preferred stock.  $1B unencumbered asset pool at year-end 2014. BALANCE SHEET (1) Peer group consists of AvalonBay, Camden, Equity Residential, Essex, Home Properties, MAA, Post Properties and UDR. Data as of 12/31/2014. Data sources: SNL Financial, company reports. Aimco’s results have been adjusted for its January stock offering. See further information in the 4Q 2014 Earnings Release. (2) Represents the sum of (a) variable rate debt outstanding and (b) fixed rate debt maturing within one year and within three years as a percentage of total debt outstanding. Debt Maturities as a % of LTM EBITDA % Debt Subject to Near Term Re-Pricing Non-Recourse vs Recourse Debt (1) (1) (1) (2) 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% 2015 2016 2017 2018 Aimco Peer Wt Avg

16 Integrity Respect Collaboration Customer Focus Performance We live our values, foster a culture of success and work collaboratively BUSINESS & CULTURE Our Vision To be the best owner and operator of apartment communities, inspired by a talented team committed to exceptional customer service, strong financial performance, and outstanding corporate citizenship. Aimco Cares This year, we celebrate 10 years of Aimco Cares. Over the last decade: Aimco team members have contributed tens of 2013 2014 Top Work Place In 2014, Aimco was again recognized by the Denver Post as a Top Work Place based on nearly 300 independent team member surveys. thousands of volunteer hours to hundreds of non-profit organizations; the annual Aimco Cares Charity Golf Classic has raised more than $3 million for patriotic and educational causes; and Aimco has awarded nearly 500 college scholarships to help team members with the cost of their child’s higher education.

17 This presentation contains forward-looking statements within the meaning of the federal securities laws, including, without limitation, statements regarding projected results and specifically: forecasts of 2015 financial and operating results; Aimco's development and redevelopment project investments, timelines and stabilized rents; projected returns on property upgrades, acquisitions, redevelopment and development projects. These forward-looking statements reflect management’s judgment as of this date, and Aimco assumes no obligation to revise or update them to reflect future events or circumstances. These forward-looking statements include certain risks and uncertainties. Readers should carefully review Aimco’s financial statements and notes thereto, as well as the risk factors described in Aimco’s Annual Report on Form 10-K for the year ended December 31, 2014, and the other documents Aimco files from time to time with the Securities and Exchange Commission. This presentation does not constitute an offer of securities for sale. Future quarterly dividend payments are subject to determinations by Aimco's board of directors based on the circumstances at the time of authorization, and the actual dividends paid may vary from the currently expected amounts. FORWARD LOOKING STATEMENTS & OTHER INFORMATION